Exhibit 99.1

Joint Filer Information

Name of Joint Filer:	ASP BB Investco LP
Address:	c/o American Securities LLC
590 Madison Avenue, 38th Floor
New York, NY 10022
Relationship of Joint Filer to Issuer:	10% Owner
Issuer Name and Ticker or Trading Symbol:	Blue Bird Corporation [BLBD]
Date of Earliest Transaction Required to be Reported
(Month/Day/Year):	September 18, 2023
Designated Filer:	ASP BB Holdings LLC

Name of Joint Filer:	American Securities Partners VII, L.P.
Address:	c/o American Securities LLC
590 Madison Avenue, 38th Floor
New York, NY 10022
Relationship of Joint Filer to Issuer:	10% Owner
Issuer Name and Ticker or Trading Symbol:	Blue Bird Corporation [BLBD]
Date of Earliest Transaction Required to be Reported
(Month/Day/Year):	September 18, 2023
Designated Filer:	ASP BB Holdings LLC

Name of Joint Filer:	American Securities Partners VII(B), L.P.
Address:	c/o American Securities LLC
590 Madison Avenue, 38th Floor
New York, NY 10022
Relationship of Joint Filer to Issuer:	10% Owner
Issuer Name and Ticker or Trading Symbol:	Blue Bird Corporation [BLBD]
Date of Earliest Transaction Required to be Reported
(Month/Day/Year):	September 18, 2023
Designated Filer:	ASP BB Holdings LLC

Name of Joint Filer:	American Securities Partners VII(C), L.P.
Address:	c/o American Securities LLC
590 Madison Avenue, 38th Floor
New York, NY 10022
Relationship of Joint Filer to Issuer:	10% Owner
Issuer Name and Ticker or Trading Symbol:	Blue Bird Corporation [BLBD]
Date of Earliest Transaction Required to be Reported
(Month/Day/Year):	September 18, 2023
Designated Filer:	ASP BB Holdings LLC

Name of Joint Filer:	American Securities Associates VII, LLC
Address:	c/o American Securities LLC
590 Madison Avenue, 38th Floor
New York, NY 10022
Relationship of Joint Filer to Issuer:	10% Owner
Issuer Name and Ticker or Trading Symbol:	Blue Bird Corporation [BLBD]
Date of Earliest Transaction Required to be Reported
(Month/Day/Year):	September 18, 2023
Designated Filer:	ASP BB Holdings LLC

Name of Joint Filer:	American Securities LLC
Address:	590 Madison Avenue, 38th Floor
New York, NY 10022

Relationship of Joint Filer to Issuer:	10% Owner
Issuer Name and Ticker or Trading Symbol:	Blue Bird Corporation [BLBD]
Date of Earliest Transaction Required to be Reported
(Month/Day/Year):	September 18, 2023
Designated Filer:	ASP BB Holdings LLC